                                                                   EXHIBIT 10.68

ADC
APPLIED DATA COMMUNICATIONS

May 15, 2001

Mr. William A. Czapar
4640 East La Palma Ave
Anaheim, CA 92807

Dear Mr. Czapar:

Your note agreement with Applied Data Communications, Inc. ("ADC") provides for the exchange of such note into registered shares of ADC's common stock in quantity to include all principal, interest and fees, at the rate of one share for every $.80 of such principal, fees and interest

ADC has been endeavoring to implement such conversion for the past several weeks. We have been advised by counsel that the specific shares we anticipated using for this purpose, would no longer be considered as "registered". Although the shares were considered as registered at one time, their reacquisition by an "affiliate" of ADC, as defined, changes their status to that of unregistered shares.

Consequently, ADC is currently unable to provide such shares, pursuant to our obligation to you. Reflecting on this, and in discussions with Mr. George M. Colin, an advisor to the company, ADC is offering an alternative conversion program which we believe will be beneficial to you.

ADC is offering to convert your note into ADC preferred stock, Series B, which is convertible into common shares, at the rate of 100 shares of common for each share of the Series B preferred stock, with voting privileges based on the number of common shares into which the Series B preferred stock is convertible.

As George may have already have advised you, as a further acknowledgment of the alteration this represents to your agreement, ADC is offering to adjust the number of Series B preferred shares upward by 20%. This will provide to you an additional 20% common shares, over that to which you would otherwise have received. ADC will convert such Series B shares to common shares and to register such shares within the fourth calendar quarter of 2001.

Should you elect not to accept this offer, ADC will provide registered common shares prior to the end of ADC's fiscal third quarter.

ADC apologizes for the inconvenience this may represent to you, and sincerely hopes that you will find this to be an acceptable compensation for the accommodation we are requesting.

Anticipating your continued support, we are enclosing a new certificate for the appropriate number of Series B shares. We request that you acknowledge receipt of such shares, by executing the duplicate copy of this document below, and returning it to ADC.

Thank you once again for your continued support.



   3324 South Susan  Santa Ana CA 92704  Phone 714.668.5200  Fax 714.668.5229

Sincerely,

/s/ Walter J. Kane

Walter J. Kane
Chief Executive Officer


AGREED AND ACCEPTED:


(Name)


(Date)

                                   AGREEMENT


WHEREAS, Applied Data Communications, Inc., ("ADC" or "Borrower") requires additional financing to capitalize on business opportunities, presently available to it, and William A. Czapar ("Lender") is willing to provide such financing ("Borrowing") under terms and conditions as set forth below,

NOW THEREFORE, ADC and Lender (collectively "Parties"), in exchange for the foregoing and other good and valuable consideration, do hereby agree and covenant as follows:

1. Amount of Borrowing.
Amount of the Borrowing shall be $300,000.

2. Rate, Fees.
Borrower shall compensate Lender with interest paid monthly, in the amount of 1% per month, in addition to administrative fees paid monthly, in the amount of 1% per month. Lender hereby grants to Borrower the right to pay interest and fees in registered common shares of the Borrower's stock, valued at $.80 per share, with said shares to be issued within thirty (30) days of payoff of the note.

Lender well permit Borrower to pay interest and fees in Series B preferred shares, convertible to common shares at the exchange rate of 100 shares of common stock for every share of Series B preferred stock. Such Series B preferred shares will be adjusted upward to yield 20% more shares of common stock, should Borrower be unable to provide registered shares in its place. Lender will permit borrower to convert the note prior to its maturity date, provided that the number of such shares paid for interest and fees will assume the note was held to maturity.

3. Term, Prepayment.
The Borrowing shall commence on May 11, 2001 and shall be repayable in its entirety on November 11, 2001. Said Borrowing may be repaid in whole or in part, by the Borrower, without premium or penalty, at any time prior to the Maturity Date, at the option of the Borrower, provided, however, that the Lender shall be entitled to retain all options as defined under paragraph 4 hereunder, regardless of whether borrowing is prepaid.

4. Additional Consideration.
Borrower shall grant Lender options to purchase 375,000 shares of registered common stock of the Borrower, at a price of' $.80 per common share, such options being available for a period of twenty-four months, commencing with the date of this note. Options may not be exercised prior to January 1, 2002.

5. Legal and Collection Fees.
Borrower agrees to compensate Lender for reasonable legal and collection fees and expense incurred by Lender, in the event that Borrower is unable to repay Borrowing when due.

6. Modification.
The terms of this Agreement shall not be varied, altered or modified except in writing signed by the Borrower and the Lender.

7. Conversion.
Conversion of borrowings as defined hereunder, shall occur on or before November 11, 2001. Lender agrees to convert principal amount $300,000 to 375,000 shares of the Borrower's "registered" common stock (price of $.80 per common share). Lender will permit Borrower to convert said note into Borrower's Series B preferred shares, convertible to common shares at the exchange rate of 100 shares of common stock for every share of Series B preferred stock. Such Series B preferred shares will be adjusted upward to yield 20% more shares of common stock, adjusted to 450,000 common shares, should Borrower be unable to provide registered common shares in its place.

Should Lender request conversion of this note to such shares of Series B preferred stock, prior to maturity of the note, Lender will be entitled to receive all of such interest and fee shares, per paragraph 2, herein, as/ if such note were held to maturity.

Total shares, incl. Interest & fees (6 mos.) = 450,000 + 54,000

10. Validity Period.
This Agreement is valid for three weeks from the date hereof. All provisions herein are subject to renegotiation after June 1, 2001.

11. Jurisdiction, Arbitration.
The provisions of this Agreement are to be construed according to, and are to be governed by the laws of the State of California.

IN WITNESS WHEREOF, Parties acknowledge their agreement with the aforementioned terms and conditions, by their signatures, as indicated below.

Applied Date Communications Inc.

By: /s/ Walter J. Kane            /s/ William A. Czapar
Walter J. "Pat" Kane              William A. Czapar, President-WILLPAR Inc.
                                  Lender

                                  WILLPAR Inc.
3324 South Susan Street           4640 East La Palma Ave.
Santa Ana, CA 92704               Anaheim, CA 92807

Its Chief Executive Officer

Date: 5-18-01                     Date: 5/30/01

                                   AGREEMENT


WHEREAS, Applied Data Communications, Inc., ("ADC" or "Borrower") requires additional financing to capitalize on business opportunities, presently available to it, and William A. Czapar ("Lender") is willing to provide such financing ("Borrowing") under terms and conditions as set forth below,

NOW THEREFORE, ADC and Lender (collectively "Parties"), in exchange for the foregoing and other good and valuable consideration, do hereby agree and covenant as follows:

1. Amount of Borrowing.
Amount of the Borrowing shall be $300,000.

2. Rate, Fees.
Borrower shall compensate Lender with interest paid monthly, in the amount of 1% per month, in addition to administrative fees paid monthly, in the amount of 1% per month. Lender hereby grants to Borrower the right to pay interest and fees in registered common shares of the Borrower's stock, valued at $.80 per share, with said shares to be issued within thirty (30) days of payoff of the note.

Lender will permit Borrower to pay interest and fees in Series B preferred shares, convertible to common shares at the exchange rate of 100 shares of common stock for every share of Series B preferred stock. Such Series B preferred shares will be adjusted upward to yield 20% more shares of common stock, should Borrower be unable to provide registered shares in its place. Lender will permit borrower to convert the note prior to its maturity date, provided that the number of such shares paid for interest and fees will assume the note was held to maturity.

3. Term, Prepayment.
The Borrowing shall commence on March, 11, 2001 and shall be repayable in its entirety on September 11, 2001. Said Borrowing may be repaid in whole or in part, by the Borrower, without premium or penalty, at any time prior to the Maturity Date, at the option of the Borrower, provided, however, that the Lender shall be entitled to retain all options as defined under paragraph 4 hereunder, regardless of whether borrowing is prepaid.

4. Additional Consideration.
Borrower shall grant Lender options to purchase 375,000 shares of registered common stock of the Borrower, at a price of $.80 per common share, such options being available for a period of twenty-four months, commencing with the date of this note. Options may not be exercised prior to January 1, 2002.

5. Legal and Collection Fees.
Borrower agrees to compensate Lender for reasonable legal and collection fees and expense incurred by Lender, in the event that Borrower is unable to repay Borrowing when due.

6. Modification.
The terms of this Agreement shall not be varied, altered or modified except in writing signed by the Borrower and the Lender.

7. Conversion.
Conversion of borrowings as defined hereunder, shall occur on or before September 11, 2001. Lender agrees to convert principal amount $300,000 to 375,000 shares of the Borrower's "registered" common stock (price of $.80 per common share). Lender will permit Borrower to convert said note into Borrower's Series B preferred shares, convertible to common shares at the exchange rate of 100 shares of common stock for every share of Series B preferred stock. Such Series B preferred shares will be adjusted upward to yield 20% more shares of common stock, adjusted to 450,000 common shares, should Borrower be unable to provide registered common shares in its place.

Should Lender request conversion of this note to such shares of Series B preferred stock, prior to maturity of the note, Lender will be entitled to receive all of such interest and fee shares, per paragraph 2, herein, as if such note were held to maturity.

Pursuant thereto, total shares, including interest and fees (six months), under the conversion option, would be the aforementioned 450,000 common shares, plus 54,000 shares for fees and interest, or a total of 504,000 (5,040 shares of Series B Preferred Stock).

10. Validity Period.
All provisions herein are subject to renegotiation after June 1, 2001.

11. Jurisdiction, Arbitration
The provisions of this Agreement are to be construed according to, and are to be governed by the laws of the State of California.

IN WITNESS WHEREOF, Parties acknowledge their agreement with the aforementioned terms and conditions, by their signatures, as indicated below.

Applied Date Communications, Inc.          Willpar, Inc.
By: /s/ Walter J. Kane                     /s/ William A. Czapar, Pres.
                                           Lender

Walter J. "Pat" Kane                       William A. Czapar
President                                  President

3324 South Susan Street                    4640 East La Palma Ave.
Santa Ana, CA 92704                        Anaheim, CA 92807

Date: March 11, 2001                       Date: 3/11/01

ADC
APPLIED DATA COMMUNICATIONS

May 11, 2001

Mr. William A. Czapar
4640 East La Palma Ave
Anaheim, CA 92807

Dear Mr. Czapar:

Your note agreement with Applied Data Communications, Inc. ("ADC") provides for the exchange of such note into registered shares of ADC's common stock in quantity to include all principal, interest and fees, at the rate of one share for every $.80 of such principal, fees and interest.

ADC has been endeavoring to implement such conversion for the past several weeks. We have been advised by counsel that the specific shares we anticipated using for this purpose, would no longer be considered as "registered". Although the shares were considered as registered at one time, their reacquisition by an "affiliate" of ADC, as defined, changes their status to that of unregistered shares.

Consequently, ADC is currently unable to provide such shares, pursuant to our obligation to you. Reflecting on this, and in discussions with Mr. George C. Colin, an advisor to the company, ADC is offering an alternative conversion program which we believe will be beneficial to you.

ADC is offering to convert your note into ADC preferred stock, Series B, which is convertible into common shares, at the rate of 100 shares of common for each share of the Series B preferred stock, with voting privileges based on the number of common shares into which the Series B preferred stock is convertible.

As George may have already have advised you, as a further acknowledgment of the alteration this represents to your agreement, ADC is offering to adjust the number of Series B preferred shares upward by 20%. This will provide to you an additional 20% common shares, over that to which you would otherwise have received. ADC will plan to convert such Series B shares to common shares, and to register such shares within the fourth calendar quarter of 2001.

Should you elect not to accept this offer, ADC will provide registered common shares prior to the end of ADC's fiscal third quarter.

ADC apologizes for the inconvenience this may represent to you, and sincerely hopes that you will find this to be an acceptable compensation for the accommodation we are requesting.

Anticipating your continued support, we are enclosing a new certificate for the appropriate number of Series B shares. We would request that you acknowledge receipt of such shares below, and returning same to ADC.

Thank you once again for your continued support.



      3324 South Susan  Santa Ana  California 92704  Phone 714.668.5200
                               Fax 714.668.5229

Sincerely

/s/ Walter J. Kane

Walter J. Kane
Chief Executive Officer


AGREED AND ACCEPTED:


/s/ William A. Czapar
(Name)


5/11/01
(Date)

                                   AGREEMENT


WHEREAS, Applied Data Communications, Inc., ("ADC" or Borrower") requires additional financing to capitalize on business opportunities, presently available to it, and William A. Czapar ("Lender") is willing to provide such financing ("Borrowing") under terms and conditions as set forth below,

NOW THEREFORE, ADC and Lender (collectively "Parties"), in exchange for the foregoing and other good and valuable consideration, do hereby agree and covenant as follows:

1. Amount of Borrowing.
Amount of the Borrowing shall be $100,000.

2. Rate, Fees.
Borrower shall compensate Lender with interest paid monthly, in the amount of 1% per month, in addition to administrative fees paid monthly, in the amount of 1% per month. Lender hereby grants to Borrower the right to pay interest and fees in registered common shares of the Borrower's stock, valued at $.80 per share, with said shares to be issued within thirty (30) days of payoff of the note. Lender will permit Borrower to pay interest and fees in registered common shares, prior to maturity of the note, the number of such shares paid will assume the note was held to maturity.

3. Term, Prepayment.
The Borrowing shall commence on April 26, 2001 and shall be repayable in its entirety on October 26, 2001. Said Borrowing may be repaid in whole or in part, by the Borrower, without premium or penalty, at any time prior to the Maturity Date, at the option of the Borrower, provided, however, that the Lender shall be entitled to retain all options as defined under paragraph 4 hereunder, regardless of whether borrowing is prepaid.

4. Additional Consideration.
Borrower shall grant Lender options to purchase 125,000 shares of registered common stock of the Borrower, at a price of $.80 per common share, such options being available for a period of twenty-four months, commencing with the date of this note.

5. Legal and Collection Fees.
Borrower agrees to compensate Lender for reasonable legal and collection fees and expense incurred by Lender, in the event that Borrower is unable to repay Borrowing when due.

6. Modification.
The terms of this Agreement shall not be varied, altered or modified except in writing signed by the Borrower and the Lender.

7. Conversion.
Conversion of borrowings as defined hereunder, shall occur on or before October 26, 2001. Lender agrees to convert principal amount $100,000 to 125,000 shares of the Borrower" registered common stock (price of $.80 per common share).

10. Jurisdiction, Arbitration
The provisions of this Agreement are to be construed according to, and are to be governed by the laws of the State of California.

IN WITNESS WHEREOF, Parties acknowledge their agreement with the aforementioned terms and conditions, by their signatures, as indicated below.

Applied Date Communications, Inc.

By: /s/ Walter J. Kane                  /s/ William A. Czapar
Walter J "Pat" Kane                     William A. Czapar
                                        Lender

3324 South Susan Street                 4640 East La Palma Ave.
Santa Ana, CA 92704                     Anaheim, CA 92807

Its: Chief Executive Officer

Date: 4-26-01                           Date: 5/1/01